 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2018

BALLY, CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-192387	80-0917804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

986 Dongfang Rd, One Hundred Shanshan Bldg 25th Fl, Pudong Shanghai, China	200122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 138 1833 3008

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(I) On October 10, 2018, Paritz & Company, P.A.  ("Paritz"), the independent registered public accounting firm of Bally Corp. (the "Company"), announced its resignation effective on the same date.   As a result, the Company's Board of Directors engaged Prager Metis CPAs LLC (“Prager”) to serve as the Company's independent registered public accounting firm effective October 10, 2018.

(ii) The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended September 30, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

(iii) During the Company's fiscal years ended September 30, 2017 and 2016 and the subsequent interim period from October 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv) During the Company's fiscal years ended September 30, 2017 and 2016 and the subsequent interim period from October 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v) During the Company's fiscal years September 30, 2017 and 2016 and the subsequent interim period from October 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi) The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated April 10, 2019_______________

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY, CORP.

Dated: April 15, 2019	By:	/s/ Haiping Hu
	Name:	Haiping Hu
	Title:	Chief Executive Officer

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